EXHIBIT G-1

                                             BORROWER SECURITY AGREEMENT

This SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”), dated as of February 23, 2000, is made by THE TITAN CORPORATION, a Delaware corporation (the “Grantor”) in favor of CREDIT SUISSE FIRST BOSTON (“CSFB”), in its capacity as administrative agent (the “Administrative Agent”) for each of the Secured Parties.

                                                             W I T N E S S E T H :

WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Grantor, the various financial institutions as are or may become parties thereto (the “Lenders”), the Administrative Agent, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:

                                                                     ARTICLE I

                                                                  DEFINITIONS

SECTION I.1.  Certain Terms.  The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

"Chattel Paper" has the meaning provided in the U.C.C.

“Collateral” is defined in Section 2.1.

”Collateral Account” is defined in clause (b) of Section 4.1.2(b).

“Computer Hardware and Software Collateral” means:

(a)  all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

(b)  all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

(c)  all firmware associated therewith;

(d)  all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

(e)  all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

"Contracts" means all agreements between the Grantor and one or more additional parties.

"Contract Rights" means all rights of the Grantor (including, without limitation, all rights to payment) under each Contract.

“Copyright Collateral” means all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Credit Agreement” is defined in the first recital.

“Deposit Accounts” has the meaning provided in the U.C.C. and, in any event, includes, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution, including those Deposit Accounts set forth in Item G of Schedule I hereto.

"Documents" has the meaning provided in the U.C.C.

“Equipment” has the meaning provided in the U.C.C. and, in any event, includes, without limitation, all equipment in all of its forms of the Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto.

"General Intangibles" has the meaning provided in the U.C.C. and, in any event, includes, without limitation, with respect to the Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which the Grantor is a party or under which the Grantor has any right, title or interest or to which the Grantor or any property of the Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of the Grantor to damages arising thereunder and (iii) all rights of the Grantor to perform and to exercise all remedies thereunder.

"Goods" has the meaning provided in the U.C.C.

“Grantor” is defined in the preamble.

"Instrument" has the meaning provided in the U.C.C.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

"Interest Rate Hedging Agreements" means interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect the Grantor against fluctuations in interest rates, entered into between the Grantor and a Lender or an Affiliate of a Lender, for the purpose of hedging interest rate risk with respect to the Obligations.

"Interest Rate Hedging Obligations" means all liabilities of the Grantor under Interest Rate Hedging Agreements.

“Inventory” has the meaning provided in the U.C.C. and, in any event, includes, without limitation, all inventory in all of its forms of the Grantor, wherever located, including

(i)  all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

(ii)  all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

(iii)  all goods which are returned to or repossessed by the Grantor,

and all accessions thereto, products thereof and documents therefor.

"Investment Property"has the meaning provided in the U.C.C.

“Lender” and “Lenders” are defined in the first recital.

“Patent Collateral” means:

(a)  all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule II attached hereto;

(b)  all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)  all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto; and

(d)  all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto, and all rights corresponding thereto throughout the world.

“Receivables” means "accounts" (as such term is defined in the U.C.C.), including but not limited to rights to payments for goods sold or leased or services rendered, whether now existing or hereafter arising, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by the Grantor to secure the foregoing, (b) all of the Grantor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

“Secured Obligations” is defined in Section 2.2.

"Securities Account" has the meaning provided in the U.C.C., including without limitation those Securities Accounts listed in Item H of Schedule I hereto.

“Security Agreement” is defined in the preamble.

“Termination Date” means the date on which all Obligations have indefeasibly been paid in full in cash, all Commitments have been fully terminated and all Letters of Credit have been canceled or otherwise terminated.

“Trademark Collateral” means:

(a)  all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a “Trademark”), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto;

(b)  all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto;

(c)  all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

(d)  all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

(e)  all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Schedule III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

“Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“U.C.C.” means the Uniform Commercial Code, as in effect from time to time in the State of New York.

SECTION I.2.  Credit Agreement Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION I.3.  U.C.C. Definitions.  Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                                                    ARTICLE II

                                                           SECURITY INTEREST

SECTION II.1.  Grant of Security.  The Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for the ratable benefit of each of the Secured Parties, to secure the Secured Obligations, a security interest in all of the following, whether now or hereafter existing or acquired by the Grantor (the “Collateral”):

(a)  the Collateral Account;

(b)  all Computer Hardware and Software Collateral;

(c)  All Contracts, together with any Contract Rights arising thereunder;

(d)   all Deposit Accounts;

(e)  all Equipment;

(f)  all Intellectual Property Collateral;

(g)  all Inventory;

(h)  all Investment Property;

(i)  all Receivables;

(j)  all Securities Accounts;

(k) All other Goods, Chattel Paper, Documents, Instruments, and General Intangibles (including tax refunds) of the Grantor now or hereafter existing,

(l)  all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

(m)  all of the Grantor’s other property and rights of every kind and description and interests therein; and

(n)  all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (m) and, to the extent not otherwise included, all payments under insurance which the Grantor is entitled to receive (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and the Grantor shall not be deemed to have granted a security interest in, any of the Grantor's rights or interests in any license, contract or agreement to which the Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, waiver, lapse or termination of any such provision, the Collateral shall include, and the Grantor shall have granted a security interest in, all such rights and interests as if such provision had never been in effect.

SECTION II.2.  Security for Obligations.  This Security Agreement secures the payment of all Obligations of the Grantor now or hereafter existing under the Credit Agreement, each other Loan Document and each Interest Rate Hedging Agreement, whether for principal, interest, costs, fees, expenses, Interest Rate Hedging Obligations or otherwise, with all such obligations being collectively referred to as the “Secured Obligations”.

SECTION II.3.  Continuing Security Interest; Transfer of Notes.  This Security Agreement shall create a continuing security interest in the Collateral and shall

(a)  remain in full force and effect until the Termination Date;

(b)  be binding upon the Grantor and its successors, transferees and assigns; and

(c)  inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions ofSection 11.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)), and at such time the Administrative Agent will, at the Grantor’s sole expense, execute and deliver to the Grantor (without any representations, warranties or recourse to the Administrative Agent), such documents as the Grantor shall reasonably request to evidence such termination.

SECTION II.4.  Grantor Remains Liable.  Anything herein to the contrary notwithstanding

(a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b)  the exercise by the Administrative Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)  neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES

SECTION III.1.  Representations and Warranties.  The Grantor represents and warrants to each Secured Party as set forth in this Section.

SECTION III.1.1.  Location of Collateral, etc.  All of the Equipment and Inventory of the Grantor is located at the places specified in Item A and Item B, respectively, of Schedule I hereto.  None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in Item A and Item B, respectively, of Schedule I hereto except as set forth in a footnote thereto.  The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all Chattel Paper  which evidence Receivables, are located at the address set forth in Item C of Schedule I hereto.  The Grantor has no trade names other than those set forth in Item D of Schedule I hereto.  During the four months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item E of Schedule I hereto.  If the Collateral includes any Inventory located in the State of California, the Grantor is not a “retail merchant” within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California.  All Receivables evidenced by a promissory note or other Instrument, negotiable Document or Chattel Paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to Section 4.1.7.

SECTION III.1.2.  Ownership, No Liens, etc.  The Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 8.3 of the Credit Agreement.

SECTION III.1.3.  Possession and Control.  The Grantor has exclusive possession and control of its Equipment and Inventory.

SECTION III.1.4.  Negotiable Documents, Instruments and Chattel Paper.  The Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable Documents, Instruments and Chattel Paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Administrative Agent).

SECTION III.1.5.  Intellectual Property Collateral.  With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

(a)  such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

(b)  such Intellectual Property Collateral is valid and enforceable;

(c)  the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

(d)  other than as previously disclosed to the Administrative Agent, the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

(e)  the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable, unless the Grantor (i) has reasonably and in good faith determined that any of the Intellectual Property Collateral is of negligible economic value to the Grantor, or (ii) has a valid business purpose to do otherwise..

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor’s business.

SECTION III.1.6.  Validity, Priority, etc.  Assuming the proper filing of one or more financing statements identifying the Collateral with the proper local, state and/or federal authorities, the security interests in the Collateral granted to the Administrative Agent hereunder constitute valid and continuing first priority perfected security interests in the Collateral, securing payment of the Secured Obligations, to the extent such security interests may be perfected by the filing of financing statements (except to the extent that any Lien permitted under the Credit Agreement is prior to the liens granted to the Administrative Agent hereunder).

SECTION III.1.7.  Authorization, Approval, etc.  Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

(a)  for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor; or

(b)  for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

SECTION III.1.8.  Compliance with Laws.  The Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might have a Material Adverse Effect or which might materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                                                    ARTICLE IV

                                                                  COVENANTS

SECTION IV.1.  Certain Covenants.  The Grantor covenants and agrees that until the Termination Date has occurred, the Grantor will perform, comply with and be bound by the obligations set forth in this Article.

SECTION IV.1.1.  As to Equipment and Inventory.  The Grantor hereby agrees that it shall

(a)  keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business, or except as otherwise provided in the Credit Agreement or any of the other Loan Documents) at the places therefor specified in Section 3.1.1 or, upon 30 days’ prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in Article III shall be true and correct, and all action required pursuant to the first sentence of Section 4.1.7 shall have been taken with respect to the Equipment and Inventory (collectively, “Specified Locations”); provided, however, that the Grantor may move and/or maintain certain items of Equipment at locations other than at Specified Locations so long as the value of Collateral of this type of the Grantor and similar Collateral (as defined in the Subsidiary Security Agreement) of the Guarantors, shall not exceed $2,000,000 at any time;

(b)  cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer’s manual or good business practice; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any of the Equipment; and

(c)  pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

SECTION IV.1.2.  As to Receivables and Contracts.

(a)  The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all Chattel Paper which evidences Receivables, located at the address(es) set forth in Item C of Schedule I hereto, or, upon 30 days’ prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days’ prior written notice to the Administrative Agent; hold and preserve such records and Chattel Paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect (upon reasonable prior written notice so long as no Event of Default shall have occurred or be continuing) and make abstracts from such records and Chattel Paper.  In addition, the Grantor shall give the Administrative Agent a supplement to Schedule I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in Section 3.1.1.

(b)  Upon written notice by the Administrative Agent to the Grantor pursuant to this clause, all proceeds of Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the “Collateral Account”) of the Grantor maintained with the Administrative Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.  The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default.

(c)  The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that an Event of Default shall exist.

(d)  The Grantor will not enter into any government contract which prohibits       assignment to the Administrative Agent of all payments due or to become due under each of such contractions, other than contracts for which the government has determined that a prohibition on assignment of claims is in the government's interest.

(e) The Grantor shall not cause the aggregate value of Receivables or Contracts or Contract Rights and the value of similar Receivables and Contracts (as defined in the Subsidiary Security Agreement) as to which a Lien in favor of the Administrative Agent cannot be granted hereunder pursuant to the final paragraph of Section 2.1, or pursuant to the Subsidiary Security Agreement, to exceed $5,000,000 at any time.

SECTION IV.1.3.  As to Collateral.

(a)  Until the occurrence and continuance of a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, and such time as the Administrative Agent shall notify the Grantor of the revocation of such power and authority the Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.  The Administrative Agent, however, may, at any time following a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.  Upon request of the Administrative Agent following a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

(b)  The Administrative Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

SECTION IV.1.4.  As to Intellectual Property Collateral.  The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of the Grantor:

(a) The Grantor shall not do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, unless the Grantor shall either (i) reasonably and in good faith determine that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise.

(b) The Grantor shall not, and the Grantor shall not permit any of its licensees to:

(i)  fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

(ii)  fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

(iii)  fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

(iv)  adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

(v)  use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

(vi)  do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable,

unless the Grantor shall either (i) reasonably and in good faith determine that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise.

(c) The Grantor shall not do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless the Grantor shall either (i)  reasonably and in good faith determine that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or (ii)  have a valid business purpose to do otherwise.

(d)  The Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

(e) In no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly upon such filing informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

(f) The Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

(g) The Grantor shall, contemporaneously herewith, execute and deliver to the Administrative Agent a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement in the forms of Exhibit A, Exhibit B and Exhibit C hereto, respectively, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent’s interest in any part of the Intellectual Property Collateral.

SECTION IV.1.5.  Insurance.  The Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section.  Without limiting the foregoing, the Grantor further agrees as follows:

(a)  Each policy for property insurance shall show the Administrative Agent as loss payee.

(b)  Each policy for liability insurance shall show the Administrative Agent as an additional insured.

(c)  Each insurance policy shall provide that at least 30 days’ prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insured (or at least 10 days’ prior written notice of cancellation shall be given with respect to failure to pay the premium).

(d)  The Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

SECTION IV.1.6.  Transfers and Other Liens.  The Grantor shall not:

(a)  sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

(b)  create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

SECTION IV.1.7.  Further Assurances, etc.  The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable (provided that it is reasonable), or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, the Grantor will

(a)  mark conspicuously each Document (evidencing title) included in the Inventory, each Chattel Paper included in the Receivables and each Contract and, at the request of the Administrative Agent, upon the occurrence and during the continuance of an Event of Default each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Document, Chattel Paper, Contract or Collateral is subject to the security interest granted hereby;

(b)  if any Receivable shall be evidenced by a promissory note or other Instrument, negotiable Document or Chattel Paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable Document or Chattel Paper duly endorsed and accompanied by duly executed Instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

(c)  execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable (provided that it is reasonable), or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

(d)  promptly execute and file any of notice or other required form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3727, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof, as the Administrative Agent may reasonably request; and

(e)  furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law.  A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                                                    ARTICLE V

                                                   THE ADMINISTRATIVE AGENT

SECTION V.1.Administrative Agent Appointed Attorney-in-Fact.  The Grantor hereby irrevocably appoints the Administrative Agent the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and continuation of a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a)  to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)  to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;

(c)  to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

(d)  to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.7).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION V.2.   Administrative Agent May Perform.  If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.

SECTION V.3.   Administrative Agent Has No Duty.  In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers.  Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4.  Reasonable Care.  Other than the exercise of reasonable care in the custody and preservation of the Collateral, the Administrative Agent shall have no duty with respect thereto.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.  The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith.

                                                                    ARTICLE VI

                                                                     REMEDIES

SECTION VI.1.  Certain Remedies.  If any Event of Default shall have occurred and be continuing:

(a)  The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

(i)  require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties,

(ii)  without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable.  The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned,

(iii)  withdraw all monies, securities and Instruments in the Collateral                   Account for application to the Obligations, and

(iv)  license or sublicense, whether on an exclusive or nonexclusive                     basis, any Trademark Collateral, Patent Collateral or Copyright Collateral included in the Intellectual Property Collateral for such term and on such conditions and in such manner as the Administrative Agent shall in its sole judgment determine (taking into account such provisions as may be necessary to protect and preserve the validity or enforceability of such Trademark Collateral, Patent Collateral or Copyright Collateral included in the Intellectual Property Collateral).

(b)  All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 6.2) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect.  Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

SECTION VI.2.  Indemnity and Expenses.

(a)  The Grantor agrees to indemnify the Administrative Agent and the other Secured Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or wilful misconduct of the Administrative Agent or the other Secured Parties.

(b)  The Grantor will upon demand pay to the Administrative Agent and the other Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

(i)  the administration of this Security Agreement,

(ii)  the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, and

(iii)  the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder, or

  (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

The provisions of this Section 6.2 shall survive the Termination Date.

                                                                   ARTICLE VII

                                                  MISCELLANEOUS PROVISIONS

SECTION VII.1.  Loan Document.  This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof including Article XI thereof.

SECTION VII.2.  Amendments; etc.  No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor here from, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION VII.3.  Notices.  All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it at the address specified in the Credit Agreement, if to either Administrative Agent, mailed or telecopied or delivered to it, addressed to it at the address of such Administrative Agent specified in the Credit Agreement.  All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

SECTION VII.4.  Captions.  Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

SECTION VII.5.  Severability.  Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

SECTION VII.6.  Counterparts.  This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

SECTION VII.7.  Governing Law, Entire Agreement, etc.  THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.  THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

THE TITAN CORPORATION, as Grantor

By

Name: Ray Guillaume

Title:   Assistant Treasurer

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By

Name:  Thomas G. Muoio

Title:  Vice President

By

Name:

Title:

                                                                                                                                                    SCHEDULE I

                                                                                                                                         to Security Agreement

Item A.  Location of Equipment

                                            Description                                                              Location

Item B.  Location of Inventory

                                            Description                                                              Location

Item C.  Location of Lock Boxes

                                                                                              Contact

         Bank Name and Address          Account Number         Person

Item D.  Place(s) of Business and Chief Executive Office

Item E.  Trade Names

Item F.  Merger or Other Corporate Reorganization

Item G.  Location of Deposit Accounts

                                                                                               Contact

         Bank Name and Address         Account Number         Person

Item H.  Location of Securities Accounts

                                                                                               Contact

         Bank Name and Address         Account Number         Person

                                                                                                                                                   SCHEDULE II

                                                                                                                                         to Security Agreement

Item A.  Patents

                                                                           Issued Patents

**Country                      Patent No.                    Issue Date                    Inventor(s)                        Title

                                                                Pending Patent Applications

*Country                        Serial No.                     Filing Date                    Inventor(s)                        Title

                                                            Patent Applications in Preparation

  Expected

*Country                        Docket No.                  Filing Date                    Inventor(s)                        Title

Item B.  Patent Licenses

*Country or                                                                           Effective                Expiration                Subject

  Territory                        Licensor             Licensee                   Date                        Date                       Matter

                                                                                                                                                  SCHEDULE III

                                                                                                                                         to Security Agreement

Item A.  Trademarks

                                                                    Registered Trademarks

*Country      Trademark       Registration No.       Registration Date

                                                             Pending Trademark Applications

*Country      Trademark          Serial No.          Filing Date

                                                        Trademark Applications in Preparation

     Expected                         Products/

*Country      Trademark       Docket No.       Filing Date    Services

Item B.  Trademark Licenses

*Country or                                                                                                          Effective  Expiration

  Territory                           Trademark            Licensor              Licensee                   Date         Date

                                                                                                                                                  SCHEDULE IV

                                                                                                                                         to Security Agreement

Item A.  Copyrights/Mask Works

                                                          Registered Copyrights/Mask Works

*Country                      Registration No.                          Registration Date                        Author(s)              Title

                                          Copyright/Mask Work Pending Registration Applications

*Country                           Serial No.                       Filing Date                         Author(s)                      Title

                                      Copyright/Mask Work Registration Applications in Preparation

  Expected

*Country                           Docket No.                    Filing Date                         Author(s)                      Title

Item B.  Copyright/Mask Work Licenses

*Country or                                                                           Effective                  Expiration                   Subject

  Territory                        Licensor             Licensee                   Date                         Date                        Matter

                                                                                                                                                   SCHEDULE V

                                                                                                                                         to Security Agreement

                                                         Trade Secret or Know-How Licenses

*Country or                                                                           Effective                Expiration                Subject

  Territory                        Licensor             Licensee                   Date                       Date                     Matter

                                                                                                                                         EXHIBIT A

                                                                                                                          to Security Agreement

                                                 PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of February 23, 2000, is made between THE TITAN CORPORATION, a Delaware corporation (the “Grantor”), and CREDIT SUISSE FIRST BOSTON (“CSFB”), in its capacity as Administrative Agent (the “Administrative Agent”) for each of the Secured Parties;

                                                             W I T N E S S E T H :

WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Grantor, the various financial institutions as are or may become parties thereto (the “Lenders”), CSFB, as Administrative Agent for the Lenders (the “Administrative Agent”), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”;

WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the “Patent Collateral”), whether now owned or hereafter acquired or existing by it:

(a)  all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 attached hereto;

(b)  all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)  all patent licenses, including each patent license referred to in Item B of Attachment 1 attached hereto; and

(d)  all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 attached hereto, and all rights corresponding thereto throughout the world.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Release of Security Interest.  Upon the Termination Date, the Administrative Agent shall, at the Grantor’s expense, execute and deliver to the Grantor all Instruments and other Documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Loan Document, etc.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 7.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

THE TITAN CORPORATION

By

Name:

Title:

CREDIT SUISSE FIRST BOSTON,

as Administrative Agent

By

      Name:

Title:

By

      Name:

Title:

                                                                                                                                             ATTACHMENT 1

                                                                                                                              to Patent Security Agreement

Item A.  Patents

                                                                           Issued Patents

*Country                        Patent No.                    Issue Date                    Inventor(s)                        Title

                                                                Pending Patent Applications

*Country                        Serial No.                     Filing Date                    Inventor(s)                        Title

                                                            Patent Applications in Preparation

  Expected

*Country                        Docket No.                  Filing Date                    Inventor(s)                        Title

Item B.  Patent Licenses

*Country or                                                                           Effective                Expiration                Subject

  Territory                        Licensor             Licensee                   Date                       Date                       Matter

                                                                                                                                          EXHIBIT B

                                                                                                                          to Security Agreement

                                            TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of February 23, 2000, is made between THE TITAN CORPORATION, a Delaware corporation (the “Grantor”), and CREDIT SUISSE FIRST BOSTON (“CSFB”), as Administrative Agent (the “Administrative Agent”) for each of the Secured Parties;

                                                             W I T N E S S E T H :

WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Grantor, the various financial institutions as are or may become parties thereto (the “Lenders”), CSFB, as Administrative Agent for the Lenders (the “Administrative Agent”), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”;

WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the “Trademark Collateral”), whether now owned or hereafter acquired or existing by it:

(a)  all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a “Trademark”), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 attached hereto;

(b)  all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 attached hereto;

(c)  all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

(d)  all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

(e)  all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Release of Security Interest.  Upon the Termination Date, the Administrative Agent shall, at the Grantor’s expense, execute and deliver to the Grantor all Instruments and other Documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Loan Document, etc.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 7.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective  officers thereunto duly authorized as of the day and year first above written.

THE TITAN CORPORATION

By

  Name:

Title:

CREDIT SUISSE FIRST BOSTON,

as Administrative Agent

By

  Name:

  Title:

By

  Name:

  Title:

                                                                                                                                           ATTACHMENT 1

                                                                                                                                                   to Trademark

                                                                                                                                          Security Agreement

Item A.  Trademarks

                                                                   Registered Trademarks

*Country      Trademark     Registration No.       Registration Date

                                                           Pending Trademark Applications

*Country      Trademark           Serial No.          Filing Date

                                                       Trademark Applications in Preparation

     Expected                        Products/

*Country      Trademark       Docket No.       Filing Date   Services

Item B.  Trademark Licenses

*Country or                                                                                                          Effective  Expiration

  Territory                           Trademark            Licensor              Licensee                   Date         Date

                                                                                                                                         EXHIBIT C

                                                                                                                          to Security Agreement

                                             COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of February 23, 2000, is made between THE TITAN CORPORATION, a Delaware corporation (the “Grantor”), and CREDIT SUISSE FIRST BOSTON (“CSFB”), in its capacity as Administrative Agent (the “Administrative Agent”) for each of the Secured Parties;

                                                             W I T N E S S E T H :

WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Grantor, the various financial institutions as are or may become parties thereto (the “Lenders”), CSFB, as Administrative Agent for the Lenders (the “Administrative Agent”), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”;

WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the “Copyright Collateral”), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Attachment 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Attachment 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Release of Security Interest.  Upon the Termination Date, the Administrative Agent shall, at the Grantor’s expense, execute and deliver to the Grantor all Instruments and other Documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Loan Document, etc.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 7.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

THE TITAN CORPORATION

By

  Name:

Title:

CREDIT SUISSE FIRST BOSTON,

as Administrative Agent

By

Name:

Title:

By

Name:

Title:

                                                                                                                                                       ATTACHMENT 1

                                                                                                                                                                 to Copyright

                                                                                                                                                      Security Agreement

Item A.  Copyrights/Mask Works

                                                               Registered Copyrights/Mask Works

*Country                      Registration No.                          Registration Date                        Author(s)              Title

                                               Copyright/Mask Work Pending Registration Applications

*Country                           Serial No.                       Filing Date                         Author(s)                      Title

                                           Copyright/Mask Work Registration Applications in Preparation

  Expected

*Country                           Docket No.                    Filing Date                         Author(s)                      Title

Item B.  Copyright/Mask Work Licenses

*Country or                                                                           Effective                  Expiration                   Subject

  Territory                        Licensor             Licensee                   Date                         Date                        Matter

*     List items related to the United States first for ease of

      recordation.  List items related to other countries next,

      grouped by country and in alphabetical order by country

      name.

*     List items related to the United States first for ease of

      recordation.  List items related to other countries next,

      grouped by country and in alphabetical order by country

      name.

*     List items related to the United States first for ease of

      recordation.  List items related to other countries next,

      grouped by country and in alphabetical order by country

      name.

*            List items related to the United States first for ease of recordation.  List items related to other countries next, grouped by country and in alphabetical order by country name.

*     List items related to the United States first for ease of

      recordation.  List items related to other countries next,

      grouped by country and in alphabetical order by country

      name.

*     List items related to the United States first for ease of

      recordation.  List items related to other countries next,

      grouped by country and in alphabetical order by country

      name.

*     List items related to the United States first for ease of

      recordation.  List items related to other countries next,

      grouped by country and in alphabetical order by country

      name.